PRUDENTIAL PREMIER® ADVISORSM VARIABLE ANNUITY SERIES

PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY

PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated June 12, 2020
to Prospectuses dated April 27, 2020

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.

This Supplement contains information about changes for the certain Portfolios of the Advanced Series Trust. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

AST FQ Absolute Return Currency Portfolio, AST Neuberger Berman Long/Short Portfolio, AST Jennison Global Infrastructure Portfolio – Liquidation:

The AST FQ Absolute Return Currency Portfolio, AST Neuberger Berman Long/Short Portfolio, and AST Jennison Global Infrastructure Portfolio of the Advanced Series Trust (the “Portfolios”) will be liquidated. The Sub-accounts investing in the Portfolios were closed to new investment on March 13, 2020.
The liquidation of the Portfolios is expected to occur on or about the close of business August 14, 2020 (“Liquidation Date”), subject to shareholder approval. On the Liquidation Date, any Account Value allocated to any liquidated Portfolio will be transferred, as of the close of business, to the AST Government Money Market Portfolio.

•
You can transfer out of a liquidated Portfolio any time prior to the Liquidation Date. Such transfers will be free of charge and will not count as one of the annual free transfers under your Annuity contract.

•
After the Liquidation Date, the liquidated Portfolios will no longer exist and, unless we are instructed otherwise, any outstanding instruction we have on file that designates any of the liquidating Portfolios will be deemed instruction for the AST Government Money Market Portfolio. This includes but is not limited to, systematic withdrawals, Dollar Cost Averaging, and Auto Rebalancing.

•
For Prudential Premier Investment contracts, if you elected the Return of Premium Death Benefit before August 24, 2015, the AST Government Money Market Portfolio is considered an Investment Option available for use with that benefit only for purposes of receiving any Account Value transferred to that portfolio due to the liquidations described above. No additional Account Value can be transferred or allocated to the AST Government Money Market Portfolio and once any such Account Value is transferred from the AST Government Money Market Portfolio, it cannot be reallocated to the AST Government Money Market Portfolio.

Your contract offers a variety of investment options. Please refer to your prospectus or consult with your financial professional for detailed information about available investment options. You may execute a transfer by calling our Annuities Service Center at (800) 457-7617. Representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. CT.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

GENPRODSUP4